EXECUTION VERSION
Exhibit 10.8

AMENDMENT NO. 7 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
dated as of March 5, 2021
among
NOVELIS INC.,
as Canadian Borrower,
NOVELIS CORPORATION
as a U.S. Borrower,
THE OTHER U.S. SUBSIDIARIES OF CANADIAN BORROWER
PARTY HERETO AS U.S. BORROWERS,
NOVELIS UK LTD,
as a U.K. Borrower,
NOVELIS AG,
as a Swiss Borrower,
NOVELIS DEUTSCHLAND GMBH,
as a German Borrower,
THE OTHER BORROWERS PARTY HERETO,
AV METALS INC.,
THE OTHER GUARANTORS PARTY HERETO,
THE THIRD PARTY SECURITY PROVIDER,
THE LENDERS PARTY HERETO,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, and as Collateral Agent.

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This AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 5, 2021, is entered into among NOVELIS INC., a corporation amalgamated under the Canada Business Corporations Act and having its corporate office at Two Alliance Center, 3560 Lenox Road, Suite 2000, Atlanta, GA 30326, USA (the “Canadian Borrower”), NOVELIS CORPORATION, as a U.S. borrower, the other U.S. borrowers party thereto (collectively, the “U.S. Borrowers”), NOVELIS UK LTD, as a U.K. borrower (“Novelis UK”), NOVELIS AG, as a Swiss borrower (“Novelis AG”), NOVELIS DEUTSCHLAND GMBH, as a German borrower (“Novelis Deutschland”), AV METALS INC., a corporation formed under the Canada Business Corporations Act (“Holdings”), the other LOAN PARTIES (as defined in the Amended Credit Agreement referred to below), NOVELIS ITALIA S.P.A. (the “Third Party Security Provider”), the LENDERS party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, and together with its successors in such capacity, “Administrative Agent”), and as collateral agent (in such capacity, and together with its successors in such capacity, “Collateral Agent”).
RECITALS
WHEREAS, the Borrowers, Holdings, the other Loan Parties, the Administrative Agent, the Collateral Agent, the lenders party thereto, and the other parties from time to time party thereto, entered into that certain Second Amended and Restated Credit Agreement, dated as of October 6, 2014 (as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement, dated as of September 14, 2017, as further amended by Amendment No. 2 to Second Amended and Restated Credit Agreement and Amendment to U.S. Security Agreement, dated as of April 15, 2019, as further amended by Amendment No. 3 to Second Amended and Restated Credit Agreement, dated as of December 20, 2019, as further amended by Amendment No. 4 to Second Amended and Restated Credit Agreement and Amendment No. 2 to U.S. Security Agreement, dated as of February 21, 2020, as further amended by Amendment No. 5 to Second Amended and Restated Credit Agreement, dated as of August 25, 2020, as further amended by Amendment No. 6 to Second Amended and Restated Credit Agreement, dated as of December 11, 2020, and as further as amended, supplemented, restated or otherwise modified prior to the date hereof, the “Credit Agreement”, and the Credit Agreement, and as amended by this Amendment, the “Amended Credit Agreement”);
WHEREAS, the Third Party Security Provider has pledged certain assets to secure the Secured Obligations;
WHEREAS, the Borrowers have requested amendments to the Credit Agreement as herein set forth;
WHEREAS, the U.S. Borrowers and the other Guarantors party to the U.S. Security Agreement (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) have entered into or joined the U.S. Security Agreement in order to induce the Lenders to make Loans, and each Reaffirming Party desires to reaffirm the security interest granted pursuant to the U.S. Security Agreement;
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WHEREAS, the Reaffirming Parties expect to realize, or have realized, substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby; and
WHEREAS, the Borrowers, Holdings, the other Loan Parties, the Administrative Agent, the Collateral Agent, and each lender party hereto, have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1.Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.
Section 2.Amendments. Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a) The definition of “Eligible Assignee” in Section 1.01 of the Credit Agreement is hereby amended to add the double-underlined text (indicated textually in the same manner as the following example: as follows double-underlined):
““Eligible Assignee” shall mean a Person that is (a) a Lender, a U.S.-based or Irish-based Affiliate of a Lender or an Approved Fund; (b) any other financial institution approved by Administrative Agent, each Issuing Bank, and Administrative Borrower (which approval shall not be unreasonably withheld, conditioned, or delayed, and shall be deemed given by Administrative Borrower if no objection by Administrative Borrower is made within two Business Days after notice of the proposed assignment), that is either (1) organized under the laws of Ireland, the United States or any state or district thereof or (2) organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country, provided that such bank is acting through a branch located in the United States, and, in each case, has total assets in excess of $5,000,000,000, extends asset-based lending facilities in its ordinary course of business and whose becoming an assignee would not constitute a prohibited transaction under Section 4975 of the Code or any other Applicable Law; and (c) during any Event of Default, any Person acceptable to Administrative Agent and each Issuing Bank, each in its reasonable discretion; provided that (y) “Eligible Assignee” shall not include AV Minerals, Holdings, any Loan Party or any of their respective Affiliates or Subsidiaries or any natural person and (z) each assignee Lender shall be subject to each other applicable requirement regarding Lenders hereunder, including Sections 2.21, 5.15 and Section 11.04 (including Section 11.04 (f)).”
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(b) Exhibit B to the Credit Agreement (Form of Assignment and Assumption) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined) as set forth in the pages of Exhibit B attached as Annex  I hereto.
Section 3.Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied, or duly waived by the Required Lenders party hereto:
(a) Executed Amendment. The Administrative Agent shall have received this Amendment, duly executed by each of the Loan Parties, the Third Party Security Provider, the Required Lenders, the Administrative Agent, and the Collateral Agent.
(b) Payment of and Expenses. The Administrative Agent shall have received expenses (including the reasonable fees and expenses of legal counsels) in connection with this Amendment for which invoices have been presented, at least one Business Day prior to the Amendment Effective Date, in connection with this Amendment.
(c) Representations and Warranties. Each of the representations and warranties contained in Section 4 below and in any other Loan document shall be true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof.
(d) No Default or Event of Default. Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment.
Section 4.Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and each Lender as follows:
(a) After giving effect to this Amendment, each of the representations and warranties in the Amended Credit Agreement or in any other Loan Document are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any representation or warranty that is qualified as to materiality, “Material Adverse Effect” or similar language, in all respects) as of such earlier date.
(b) The execution and delivery by the Canadian Borrower, each other Loan Party and the Third Party Security Provider of this Amendment, and the performance of this Amendment and the Amended Credit Agreement by the Canadian Borrower, each other Loan Party and the Third
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Party Security Provider, in each case have been duly authorized by all requisite organizational action on its part and will not violate any of its Organizational Documents.
(c) This Amendment has been duly executed and delivered by the Canadian Borrower, each other Loan Party and the Third Party Security Provider, and each of this Amendment and the Amended Credit Agreement constitutes the Canadian Borrower’s, such Loan Party’s or such Third Party Security Provider’s, as applicable, legal, valid and binding obligation, enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.
(d) Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.
Section 5.Continuing Effect; Liens and Guarantees; No Novation.
(a) Each of the Loan Parties and the Third Party Security Provider hereby consents to this Amendment and the Amended Credit Agreement. Each of the Loan Parties and the Third Party Security Provider hereby acknowledges and agrees that all of its Secured Obligations, including all Liens and (in the case of the Loan Parties) Guarantees granted to the Secured Parties under the applicable Loan Documents, are ratified and reaffirmed and that such Liens and Guarantees shall continue in full force and effect on and after Amendment Effective Date to secure and support the Secured Obligations. Each of the Loan Parties hereby further ratifies and reaffirms the validity, enforceability and binding nature of the Secured Obligations.
(b) Holdings and each Subsidiary Guarantor hereby (i) acknowledges and agrees to the terms of this Amendment and the Amended Credit Agreement and (ii) confirms and agrees that, each of its Guarantee and any Foreign Guarantee is, and shall continue to be, in full force and effect, and shall apply to all Secured Obligations without defense, counterclaim or offset of any kind and each of its Guarantee and any such Foreign Guarantee is hereby ratified and confirmed in all respects. Each Borrower hereby confirms its liability for the Secured Obligations, without defense, counterclaim or offset of any kind.
(c) Holdings, the Canadian Borrower, each other Loan Party and the Third Party Security Provider hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted by it to the Collateral Agent for the benefit of the Secured Parties to secure any of the Secured Obligations by Holdings, the Canadian Borrower, any other Loan Party and the Third Party Security Provider pursuant to the Loan Documents to which any of Holdings, the Canadian Borrower, any other Loan Party or the Third Party Security Provider is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, and except as expressly amended by this Amendment, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”,
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“hereunder” or “hereof”) or words of like import shall mean and be a reference to the Amended Credit Agreement.
(d) Without limiting the generality of this Section 5 or Section 6, (i) neither this Amendment, the Amended Credit Agreement, nor any other Loan Document entered into in connection herewith or therewith, shall extinguish the “Secured Obligations” (or any term of like import) as defined or referenced in each Security Agreement, or the “Secured Obligations” under and as defined in the Credit Agreement (collectively, the “Loan Document Secured Obligations”), or discharge or release the priority of any Loan Document, and any security interest previously granted pursuant to each Loan Document is hereby reaffirmed and each such security interest continues in effect and secures the Loan Document Secured Obligations, (ii) nothing contained herein, in the Amended Credit Agreement or any other Loan Document entered into in connection herewith or therewith shall be construed as a substitution or novation of all or any portion of the Loan Document Secured Obligations or instruments securing any of the foregoing, which shall remain in full force and effect and shall continue as obligations under the Amended Credit Agreement, and (iii) nothing implied in this Amendment, the Amended Credit Agreement or any other Loan Document entered into in connection herewith or therewith, or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party or the Third Party Security Provider from any of its Loan Document Secured Obligations, it being understood that such obligations shall continue as obligations under the Amended Credit Agreement.
Section 6.U.S. Reaffirmation.
(a) The Reaffirming Parties hereby confirm their respective guarantees, assignments, pledges and grants of security interests, as applicable, under the U.S. Security Agreement, and agree that such guarantees, assignments, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Collateral Agent for the benefit of the Secured Parties.
(b) Each Reaffirming Party hereby confirms and agrees that the “Secured Obligations” (or any term of like import) as defined or referenced in the U.S. Security Agreement will include the “Secured Obligations” as defined in the Credit Agreement.
Section 7.Reference to and Effect on the Loan Documents.
(a) Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents (including all exhibits and schedules to each of the Credit Agreement and the other Loan Documents) are and shall remain in full force and effect and are hereby ratified and confirmed. The Amendments provided for herein and in the annexes and exhibits hereto are limited to the specific provisions of the Credit Agreement specified herein and therein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or any Lender’s willingness to amend or waive, any other provisions of the Credit Agreement as amended hereby or thereby, or the same sections or any provision of any other Loan Document for any other date or purpose.
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(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.
(c) The execution and delivery of this Amendment by any Loan Party or Third Party Security Provider shall not constitute a joinder by, or agreement to be bound by the terms of, any Loan Document to which such Loan Party or Third Party Security Provider is not a party.
(d) This Amendment shall constitute a Loan Document.
Section 8.Further Assurances. The Canadian Borrower, each other Loan Party and the Third Party Security Provider hereby agrees to execute any and all further documents, agreements and instruments and take all further actions that the Administrative Agent deems reasonably necessary or advisable in connection with this Amendment, including to continue and maintain the effectiveness of the Liens and guarantees provided for under the Loan Documents, with the priority contemplated under the Loan Documents. The Administrative Agent and the Collateral Agent are hereby authorized by the Lenders to enter into all such further documents, agreements and instruments, and to file all financing statements deemed by the Administrative Agent to be reasonably necessary or advisable in connection with this Amendment.
Section 9.Counterparts.
(a) This Amendment and any notices delivered under this Amendment, may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment or on any notice delivered to the Administrative Agent under this Amendment.
(b) This Amendment and any notices delivered under this Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy or electronic image scan transmission (e.g., PDF via electronic email) of an executed signature page and any notices as set forth herein shall constitute receipt by the Administrative Agent and shall be as effective as delivery of a manually executed counterpart of the Amendment or notice.
Section 10.Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of
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the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
Section 11.Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
Section 12.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, on the date first indicated above.

NOVELIS INC., as the Canadian Borrower, Administrative Borrower and a Canadian Guarantor
By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
AV METALS INC., as Holdings and a Canadian Guarantor
By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS CORPORATION, as a U.S. Borrower and a Guarantor
By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS GLOBAL EMPLOYMENT ORGANIZATION, INC., as a U.S. Borrower and a Guarantor
By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Assistant Treasurer

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS SOUTH AMERICA HOLDINGS LLC, as a U.S. Borrower and a Guarantor
By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS HOLDINGS INC.,
as a U.S. Borrower and a Guarantor
By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS UK LTD, as U.K. Borrower and a U.K. Guarantor
By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney
NOVELIS EUROPE HOLDINGS LIMITED,
as a U.K. Guarantor
By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney
NOVELIS SERVICES LIMITED,
as a U.K. Guarantor
By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

4260848 CANADA INC., as a Canadian Guarantor By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
4260856 CANADA INC., as a Canadian Guarantor
By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
8018227 CANADA INC., as a Canadian Guarantor
By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS DO BRASIL LTDA.,
as Brazilian Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney-in-Fact
witness:
By:    /s/ Jennifer Maxwell
Name:        Jennifer Maxwell
Title:        Project Manager
witness:
By:    /s/ Chirag Shah
Name:        Chirag Shah
Title:        Assistant General Counsel
[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS MEA LTD, a Company Limited by Shares under the Companies Law of the Dubai International Financial Centre,
as Dubai Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Novelis Italia S.p.A., as Third Party Security Provider
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney
[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ALERIS CORPORATION, as a U.S. Borrower and a Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

ALERIS INTERNATIONAL, INC., as a U.S. Borrower and a Guarantor

By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

ALERIS ROLLED PRODUCTS, INC., as a U.S. Borrower and a Guarantor

By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

UWA ACQUISITION CO., as a U.S. Borrower and a Guarantor

By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NAME ACQUISITION CO., as a U.S. Borrower and a Guarantor

By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ALERIS ROLLED PRODUCTS, LLC, as a U.S. Borrower and a Guarantor

By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

ALERIS ROLLED PRODUCTS SALES CORPORATION, as a U.S. Borrower and a Guarantor

By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

IMCO RECYCLING OF OHIO, LLC, as a U.S. Borrower and a Guarantor

By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NICHOLS ALUMINUM-ALABAMA LLC, as a U.S. Borrower and a Guarantor

By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

NICHOLS ALUMINUM LLC, as a U.S. Borrower and a Guarantor

By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ALERIS RM, INC., as a U.S. Borrower and a Guarantor

By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

ALERIS ALUMINUM NETHERLANDS B.V., as a Dutch Guarantor By: /s/ Gregg Murphey Name: Gregg Murphey Title: Authorized Signatory
[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS AG, as Swiss Borrower, European Administrative Borrower and a Swiss Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory
NOVELIS SWITZERLAND SA,
as a Swiss Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNED AND DELIVERED AS A DEED
for and on behalf of NOVELIS ALUMINIUM     HOLDING UNLIMITED COMPANY
by its lawfully appointed attorney,
as Irish Guarantor
in the presence of:
By:        /s/ Gregg Murphey
Name:        Gregg Murphey
Title:        Attorney
witness:
By:        /s/ Teresa Murphey
Name:        Teresa Murphey
Title:        Spouse
Address: 3347 Osborne Rd, Brookhaven, GA 30319
Occupation: HR Consultant

NOVELIS DEUTSCHLAND GMBH,
    as a German Borrower and a German Guarantor
By:    /s/ Gregg Murphey
    Name:    Gregg Murphey
Title:    Person Authorized
NOVELIS SHEET INGOT GMBH,
as a German Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Person Authorized

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NOVELIS PAE S.A.S., as French Guarantor
By:    /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Attorney-in-Fact

ALERIS DEUTSCHLAND HOLDING GMBH, as a German Guarantor

By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Person Authorized

ALERIS ROLLED PRODUCTS GERMANY GMBH, as a German Borrower and a German Guarantor

By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Person Authorized

ALERIS CASTHOUSE GERMANY GMBH, as a German Borrower and a German Guarantor

By: /s/ Gregg Murphey
Name:    Gregg Murphey
Title:    Person Authorized

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Collateral Agent and as a Lender
By:    ___/s/ Kristy S. Loucks
Name: Kristy S. Loucks
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ABN AMRO CAPITAL USA LLC,
as a Lender
By:    /s/ Amit Wynalda
Name: Amit Wynalda
Title: Executive Director
By:    /s/ Jamie Matos
Name: Jamie Matos
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Bank of America N.A.,
as a Lender
By:    /s/ John Olsen
Name: John Olsen
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Bank of Montreal,
as a Lender
By:    /s/ Dan Duffy
Name: Dan Duffy
Title: Authorized Signer

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF MONTREAL
as a Lender
By:       /s/ Helen Alvarez-Hernandez
Name: Helen Alvarez-Hernandez
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Barclays Bank PLC,
as a Lender
By:        /s/ Komal Ramkirath
Name: Komal Ramkirath
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BNP Paribas,
as a Lender
By:     /s/ John McCulloch
Name: John McCulloch
Title: Vice President
By:     /s/ Guelay Mese
Name: Guelay Mese
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Citibank, N.A.,
as a Lender
By:       /s/ Brendan Mackay
Name: Brendan Mackay
Title: Vice President & Director

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender
By:    /s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory
By:    /s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Deutsche Bank AG New York Branch,
as a Lender
By:    /s/ Michael Strobel
Name: Michael Strobel
Title: Vice President
Michael-p.strobel@db.com 212-250-0939
By:    /s/ Philip Tancorra
Name: Philip Tancorra
Title: Vice President
philip.tancorra@db.com 212-250-6576

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

HSBC Bank USA, N.A,
as a Lender
By:        /s/ Dilip Chaini
Name: Dilip Chaini
Title: Vice President, #22445

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ING Capital LLC,
as a Lender
By:    /s/ Jeff Chu                        Name: Jeff Chu
Title: Director
By:    /s/ Michael Chen
Name: Michael Chen
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:             /s/ Oswin Joseph
Name: OSWIN JOSEPH
Title: VICE PRESIDENT

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MORGAN STANLEY BANK, N.A.,
as a Lender
By:            /s/ Tim Kok_____________
Name: Tim Kok
Title: Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PNC Bank, N.A.                                           ,
as a Lender
By:                /s/ Jay Hooper
Name: Jay Hooper
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Regions Bank,
as a Lender
By: /s/ Berkin Istanbulluoglu
Name: Berkin Istanbulluoglu
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SOCIETE GENERALE,
as a Lender
By:                    /s/ Barbara Paulsen
Name: Barbara Paulsen
Title: Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Standard Chartered Bank,
as a Lender
By:    /s/ Ambrish Mathur
Name: Ambrish Mathur
Title: Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 7 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

Annex I
Exhibit B
See attached.

1177598.02-CHISR02A - MSW

Annex I to ABL Amendment No. 7
EXHIBIT B
Form of
Assignment and Assumption
This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement defined below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including participations in any Letters of Credit and Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.
1.    Assignor:    ______________________________________________
2.    Assignee:    ______________________________________________
    [and is an Affiliate/Approved Fund of [identify Lender]1]
3.    Borrower(s):    [Novelis Inc.] [Novelis Corporation] [Novelis Global Employment Organization, Inc.] [Novelis South America Holdings, LLC] [~~Novelis Acquisitions, LLC~~Aleris Corporation] [Novelis Holdings, Inc.]
1    Select as applicable.
EXHIBIT B-1
~~954478.05-CHISR~~1177600.01B-CHISR02A - MSW

[Novelis UK Ltd] [Novelis AG] [Novelis Deutschland GmbH] [insert name of other applicable Borrower]
4.    Administrative Agent:    Wells Fargo Bank, National Association, as administrative agent under the Credit Agreement
5.    Credit Agreement:    The SECOND AMENDED AND RESTATED CREDIT AGREEMENT (as amended, restated, amended and restated, supplemented or modified from time to time, the “Credit Agreement”), dated as of October 6, 2014, among the DESIGNATED COMPANY (as defined in the Credit Agreement), as a borrower, NOVELIS INC., a corporation amalgamated under the Canada Business Corporations Act (the “Canadian Borrower”), NOVELIS CORPORATION, a Texas corporation, and the other U.S. subsidiaries of the Designated Company signatory thereto as U.S. borrowers (each, an “Initial U.S. Borrower” and, collectively, the “Initial U.S. Borrowers”), NOVELIS UK LTD, a limited liability company incorporated under the laws of England and Wales with registered number 00279596 (“Novelis UK”), NOVELIS DEUTSCHLAND GMBH, a limited liability company organized under the laws of Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Göttingen with registration number HRB 772 (“Novelis Deutschland”), NOVELIS AG, a stock corporation (AG) organized under the laws of Switzerland (“Novelis AG”), and the other Borrowers from time to time party thereto, AV METALS INC., a corporation formed under the Canada Business Corporations Act, the Subsidiary Guarantors, the Lenders, the Issuing Banks, WELLS FARGO BANK, NATIONAL ASSOCIATION, as U.S. swingline lender (in such capacity, “U.S. Swingline Lender”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, “Administrative Agent”) for the Secured Parties, WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties, and WELLS FARGO BANK, N.A. (LONDON BRANCH), as European swingline lender (in such capacity, “European Swingline Lender”) and the other parties party thereto.
6.    Assigned Interest:
EXHIBIT B-2
~~954478.05-CHISR~~1177600.01B-CHISR02A - MSW

Facility Assigned	Aggregate Amount of [Revolving Commitments/ Specified Incremental Commitments/ Revolving Loans] for all Lenders[2]	Amount of [Revolving Commitments/ Specified Incremental Commitments/ Revolving Loans] Assigned[2]	Percentage Assigned of [Revolving Commitments/ Specified Incremental Commitments/ Revolving Loans][3]
[U.S. Revolving Loans] [U.S. Swingline Loans] [Swiss Revolving Loans] [U.K. Revolving Loans] [European Swingline Loans][German Revolving Loans~~][Belgian Revolving Loans~~]	$	$	%

7.    Swiss Qualifying Bank: Assignee [is][is not] a Swiss Qualifying Bank.
8.    [Trade Date: _____________ ]
Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]4

2     Set forth in Dollar Equivalent.
3    Set forth, to at least 9 decimals, as a percentage of the applicable Commitment/Loans of all Lenders thereunder.
4    This date may not be fewer than 5 Business days after the date of assignment unless the Administrative Agent otherwise agrees.
EXHIBIT B-3
~~954478.05-CHISR~~1177600.01B-CHISR02A - MSW

The terms set forth in this Assignment and Assumption are hereby agreed to:
ASSIGNOR
[NAME OF ASSIGNOR]
By:
Title:
ASSIGNEE
[NAME OF ASSIGNEE]
By:
Title:

Consented to and Accepted:
[[NAME OF DESIGNATED COMPANY], as Administrative Borrower]5
By:
    Name:
    Title:

[[NAME OF EUROPEAN ADMINISTRATIVE BORROWER],
as European Administrative Borrower]6
By:
    Name:
    Title:

5     To be added only if the approval of such person is required by the terms of the Credit Agreement.
6     To be added only if the approval of such person is required by the terms of the Credit Agreement.
EXHIBIT B-4
~~954478.05-CHISR~~1177600.01B-CHISR02A - MSW

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent
By:
    Name:
    Title:

[WELLS FARGO BANK, NATIONAL ASSOCIATION,
as U.S. Swingline Lender]

By:
    Name:
    Title:

[____________________],
as an Issuing Bank
By:
    Name:
    Title:

WELLS FARGO BANK, N.A. (LONDON BRANCH),
as European Swingline Lender
By:
    Name:
    Title:

EXHIBIT B-5
~~954478.05-CHISR~~1177600.01B-CHISR02A - MSW

ANNEX 1 to Assignment and Assumption
NOVELIS INC.
CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.    Representations and Warranties.
1.1    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Loan Parties, any of their Subsidiaries or Affiliates or any other person obligated in respect of any Loan Document or (iv) the performance or observance by the Loan Parties, any of their Subsidiaries or Affiliates or any other person of any of their respective obligations under any Loan Document.
1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 4.01(e) or 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (vi) if it is not already a Lender under the Credit Agreement, attached to the Assignment and Assumption is an Administrative Questionnaire in the form of Exhibit A to the Credit Agreement, (vii) to the extent required by the Credit Agreement, the Administrative Agent has received a processing and recordation fee of $3,500 as of the Effective Date and (viii) attached to the Assignment and
EXHIBIT B-ANNEX 1-1
1177600.01B-CHISR02A - MSW

Assumption is any documentation required to be delivered by it pursuant to Section 2.15 of the Credit Agreement, duly completed and executed by the Assignee; (b) agrees that (i) it will, independently and without reliance on any Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender and (iii) it will make or invest in its Commitments and Loans for its own account in the ordinary course and without a view to distribution of such Commitments and Loans within the meaning of the Securities Act or the Exchange Act, or other federal securities laws (it being understood that, subject to the provisions of Sections 2.16(c), 11.02(d) and 11.04 of the Credit Agreement, the disposition of such Commitments and Loans or any interests therein shall at all times remain within its exclusive control); and (c) hereby expressly consents to, ratifies (genehmigt) and confirms the declarations and acts made by the Collateral Agent on behalf and in the name of the Assignee as Future Pledgee (as defined in the relevant German Security Agreement) in the German Security Agreements. The Assignee confirms that it is aware of the contents of the German Security Agreements.
2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that have accrued from and after the Effective Date.
3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be an original, but all of which, taken together, shall constitute one original agreement. Delivery of an executed counterpart of this Assignment and Assumption by facsimile, email or other electronic transmission (including in portable document format (“pdf”) or other similar format) shall be effective as delivery of a manually executed counterpart hereof. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The Administrative Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature to this Assignment and Assumption. Any party delivering an executed counterpart of this Assignment and Agreement by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart upon request, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by, the law of the State of New York without regard to conflicts of principles of law that would require the application of the laws of another jurisdiction.
EXHIBIT B-ANNEX 1-2
1177600.01B-CHISR02A - MSW

~~4.    Belgian Security Agreements. It is expressly agreed that for the purpose of Article 1278 and~~
~~Article 1281 of the Belgian Civil Code, all security interests, as created or evidenced by the Belgian~~
~~Security Agreements shall be preserved for the benefit of the Collateral Agent, the Assignee, the other Secured Parties and each of the other Loan Parties.~~
EXHIBIT B-ANNEX 1-3
1177600.01B-CHISR02A - MSW